Supplement dated December 3, 2002
                              to the prospectus of

                    USAllianz Advantage(TM) Variable Annuity
                        Valuemark(R) IV Variable Annuity
                                Dated May 1, 2002

                   USAllianz Opportunity(TM) Variable Annuity
                            Dated September 27, 2002

                                    ISSUED BY
                  Preferred Life Insurance Company of New York
                        Preferred Life Variable Account C


This supplement updates information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective December 3, 2002, USAllianz Advisers, LLC has entered into an agreement with Prudential Investment Management, Inc. pursuant to which Prudential has been retained as the sub-adviser of the USAZ Money Market Fund. The USAZ Money Market Fund, Adviser/Sub-Adviser section of the Investment Options table in the prospectus is therefore revised to reflect this change.

                                                               PRO-002-1202